Exhibit 10.1

FORM OF SUBSCRIBER CONSENT

Reference is made to the current offering (the “Offering”) by Zion Oil & Gas, Inc. (“Zion”) of “Units” of Zion’s securities, at $10.00 per Unit. Each Unit consists of (i) one share of common stock, par value $.01 per share and (ii) one warrant to purchase one share of common stock at a per share exercise price equal to $7.00. The undersigned has subscribed for Units pursuant to the Offering and, in accordance with the signed Subscription Agreement relating to such subscription, remitted the subscription amount into an escrow account (the “Escrow Account”) maintained at Sterling Trust Company.

The Undersigned understands that under the terms of the Offering, Zion cannot issue any of the Units until it has received and accepted subscriptions and payment for a minimum of 325,000 Units ($3,250,000) by October 11, 2008 (the “Minimum Offering Date”). Unless Zion receives the minimum amounts by such date, then Zion will be required to refund to the Undersigned the subscription amounts with interest.

In order to assist Zion is raising the minimum amount under the Offering, the Subscriber consents to the extension of the Offering dates as described below.

By its signature below, the Undersigned hereby agrees that the amounts it remitted to the Escrow Account for the purchase of the Units may be maintained in such account beyond October 11, 2008 to an extended Minimum Offering Date which will be the 90 th day after the effectiveness of the post-effective amendment to the current registration statement relating to the Offering that Zion will be required to file in order to seek an extension of the Offering Period (which may, in Zion’s discretion, be extended by it for up to an additional 60 days).

By its signature below, the Undersigned also agrees that the final date of termination of the Offering shall be extended beyond the current termination date of January 9, 2009 to a date which is the earlier of (i) 180 days following the day on which Zion holds its initial closing on the amounts in the Escrow Account (which may, in Zion’s sole discretion, be extended by it for up to 60 days), (ii) the date on which a total 2,500,000 Units have been subscribed and accepted, and (iii) such date as announced by Zion on no less than two trading days prior notice.

IN WITNESS WHEREOF, the Undersigned has executed this representation as of the date set forth below.

Signature of Subscriber ____________________  Signature of Co-Subscriber ____________________

Printed Name ____________________________ Printed Name _______________________________

Date ___________    Date ___________

If the undersigned is not a natural person then the person executing this letter on behalf of the Undersigned has been duly authorized to execute and deliver such.

Signature of Authorized Signatory of Subscribing Entity ______________________

Printed Name of Authorized Signatory ______________________

Title of Authorized Signatory __________________________

THE COMPLETED AND SIGNED FORM SHOULD BE SENT TO ZION:

BY FAX TO: 214-221-6510 OR

BY EMAIL TO: dallas@zionoil.com

THE COMPLETED AND SIGNED FORM SHOULD THEN BE PUT INTO THE ENCLOSED ENVELOPE AND RETURNED TO ZION OIL & GAS, INC.

AS SOON AS POSSIBLE, PLEASE